AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 3 ("Amendment") is entered into as of June ___, 2000, by and between CFP Holdings, Inc., Custom Food Products, Inc. and QFAC, LLC (as assignee of QF Acquisition Corp.) (collectively, the "Borrowers") and Fleet Capital Corporation ("Lender").

                                   BACKGROUND

         Borrowers and Lender are parties to a Loan and Security Agreement dated as of May 5, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides Borrowers with certain financial accommodations.

         Borrowers have requested that Lender amend the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  2.1. Section 1.1 of the Loan Agreement is hereby amended as follows:

                           (a) the following defined term is hereby added in its
appropriate alphabetical order:

                           Leverage Ratio - for any fiscal period,  the ratio of
(i) the amount of Obligations outstanding under this Agreement (whether for principal, interest or premium) as at the date of determination to (ii) EBITDA for the four most recent fiscal quarters ending on or prior to the date of determination.

                           (b) the following  defined term is hereby  amended in
its entirety to provide as follows:

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                           Maximum  Revolving  Credit  Amount - an amount at any
time equal to (a) Forty Five Million Dollars  ($45,000,000) minus (b) the sum of
(i) the aggregate face amount of all outstanding Letters of Credit at such time and (ii) the outstanding principal balance of the Term Loan and the Equipment Loans at such time.

                  2.2. Section 2.2(A) of the Loan Agreement is hereby amended by inserting the following sentence after the fourth sentence thereof:

                  "The Term Loan shall be payable in consecutive quarterly installments of $250,000 each commencing on October 1, 2000 and on the first Business Day of each quarter thereafter, with the remaining unpaid principal balance due and payable on the last day of the Original Term, subject to acceleration upon the occurrence of a Default or Event of Default under this Agreement or termination of this Agreement and to mandatory prepayments pursuant to Section 2.2(B) hereof."

                  2.3. The second sentence of Section 2.7 of the Loan Agreement is deleted in its entirety and replaced with the following sentence:

                  "The maximum principal amount of outstanding Standby Letters of Credit shall not exceed Eight Million Dollars ($8,000,000) in the aggregate at any time.

                  2.4. A new Section 9.3 is hereby added in the Loan Agreement in the appropriate numerical order to provide as follows:

                  "9.3. Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless Lender has first consented thereto in writing, it shall:

                           (A) Leverage Ratio. Maintain Leverage Ratio as at the
end of each fiscal quarter of 2.25 to 1.00 commencing on the fiscal quarter ending June 30, 2000."

         3. Conditions of Effectiveness. This Amendment shall become effective upon receipt by Lender of (a) four (4) copies of this Amendment executed by each Borrower, (b) payment of an amendment fee of $25,000 which shall be charged by Lender to Borrowers' account as a Revolving Credit Loan and (c) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

         5. Effect on the Loan Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                              CFP HOLDINGS, INC.
                              CUSTOM FOOD PRODUCTS, INC.
                              QFAC, LLC

                              By:___________________________________
                                   Name:   Ron Gallo
                                   Title:  Senior Vice President and CFO of each
                                           of the foregoing entities

                              FLEET CAPITAL CORPORATION

                              By:___________________________________
                                   Name:   Thomas Maiale
                                   Title:  Vice President

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$45,000,000                                                 As of June ___, 2000

                  This Amended and Restated Revolving Credit Note (this "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of May 5, 1998 between each of the undersigned (each a "Borrower" and collectively "Borrowers") and Fleet Capital Corporation ("Fleet" or "Lender") (as same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full.

                  FOR VALUE RECEIVED, each of the undersigned hereby jointly and severally promises to pay to the order of Fleet in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of FORTY FIVE MILLION AND 00/100 DOLLARS ($45,000,000) or, if different from such amount, such amount of the Revolving Credit Loans as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement and subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof, together with interest from and after the date hereof on the unpaid principal balance outstanding at the applicable rates set forth in the Loan Agreement which shall be payable in accordance with the provisions of the Loan Agreement.

                  Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 11 of the Loan Agreement.

                  Time is of the  essence of this Note.  To the  fullest  extent permitted by applicable law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

                  Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Each Borrower agrees that, without releasing or impairing any Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

                  This Note amends and restates in its entirety and is given in substitution for, but not in satisfaction of, and supersedes that certain Revolving Credit Note dated as of May 5, 1998 issued by Borrowers in favor of Lender in the original principal amount of $40,000,000.

                  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered on the date first above written.

                          CFP HOLDINGS, INC.
                          CUSTOM FOOD PRODUCTS, INC.
                          QFAC, LLC (as assignee of QF Acquisition Corp.)


                          By:___________________________________
                               Name:   Ron Gallo
                               Title:  Senior Vice President and CFO of each of
                                       the foregoing entities

STATE OF ____________)
                    : ss.:
COUNTY OF ___________)


                  On this ____ day of June, 2000, before me personally came Eric
W. Ek, to me known, who, being by me duly sworn, did depose and say that he is the Vice President and CFO of CFP Holdings, Inc., Custom Food Products, Inc. and QFAC, LLC, the entities described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors or managers, as the case may be, of each such entities.

                                       ------------------------------
                                       Notary Public